SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   June 7, 2004
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                                               New World Pasta Company
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                (Exact Name of Registrant Specified in Charter)


        Delaware                      333-76763                    52-2006441
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(State or Other Jurisdiction        (Commission                (IRS Employer
       of Incorporation)             File Number)            Identification No.)

 85 Shannon Road,  Harrisburg, Pennsylvania                          17112
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code  (717) 526-2200
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Item 5  Other Events and Required FD Disclosure.

         New World Pasta Company is not required to file periodic and other such reports under the Securities Exchange Act, since it has less than 300 holders of its 9 1/4% Senior Subordinated Notes due 2009, and it has no other class of securities for which it is required to file reports under the Securities Exchange Act. In light of its recent filing of a voluntary petition seeking reorganization under Chapter 11 of the U. S. Bankruptcy Code, and the cost associated with preparing periodic and other reports for filing with the Securities and Exchange Commission, New World Pasta Company will discontinue filing such reports.


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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NEW WORLD PASTA COMPANY



Date:  June 7, 2004                 By: /s/ Cary A. Metz
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                                    Name:   Cary A. Metz
                                    Title:  Vice President, General Counsel
                                            and Corporate Secretary